                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT



     Know all me by these presents that John R. Hunter, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.



                              October 28, 1996
                              ----------------
                              Date




                              /s/JOHN R. HUNTER
                              -----------------
                              John R. Hunter
                              Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT



     Know all me by these presents that Peter H. Heckman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.



                                      October 28, 1996
                                      ----------------
                                      Date




                                      /s/PETER H. HECKMAN
                                      -------------------
                                      Peter H. Heckman
                                      President, Chief Operating Officer
                                      and Director

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT



     Know all me by these presents that Marla G. Friedman, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, her attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.



                                          October 28, 1996
                                          ----------------
                                          Date





                                          /s/MARLA G. FRIEDMAN
                                          --------------------
                                          Marla G. Friedman
                                          Vice President

                                POWER OF ATTORNEY

             WITH RESPECT TO THE GLENBROOK LIFE AND ANNUITY COMPANY
                            VARIABLE ANNUITY ACCOUNT



     Know all me by these presents that Kevin R. Slawin, whose signature appears below, constitutes and appoints Louis G. Lower, II, and Michael J. Velotta, his attorneys-in-fact, with power of substitution, and each of them in any and all capacities, to sign any Form N-4 registration statements and amendments thereto for the Glenbrook Life and Annuity Company Variable Annuity Account and related contracts and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that each of said attorneys-in-fact, or his substitutes, may do or cause to be done by virtue hereof.



                                  October 28, 1996
                                  ----------------
                                  Date




                                   /s/KEVIN R. SLAWIN
                                   ------------------
                                   Kevin R. Slawin
                                   Vice President